Exhibit 10.13
AMENDMENT TO LEASE
     THIS AMENDMENT TO LEASE is made and entered into this 29th day of January, 2001 by and between Saul Holdings, Limited Partnership, as successor to B.F. Saul Real Estate Investment Trust (hereinafter referred to as “Landlord”) and Broadsoft, Inc. (hereinafter referred to as “Tenant”),
     WHEREAS, Landlord’s predecessor and Tenant have entered into that certain Lease dated April 12, 2000 (the “Lease”) for approximately 30,000 square feet of space at 220 Perry Parkway, Gaithersburg, MD 20877; and
     WHEREAS, the parties hereto desire to enter into this Amendment to Lease for the purposes hereinafter set out.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Pursuant to Article 57 of the Lease, Tenant has requested that Landlord contribute the Supplemental Tenant Allowance in the amount of TWO HUNDRED TEN THOUSAND AND NO/100 Dollars ($210,000.00), and Landlord has agreed to contribute the Supplemental Tenant Allowance as provided in Article 57 of the Lease.
     2. The Supplemental Tenant Allowance is to be amortized and repaid by Tenant over the remainder of the lease term with interest at the rate of twelve percent (12%).
     3. Tenant agrees to repay the Supplemental Tenant Allowance according to the terms of Article 57 of the Lease. Commencing on February 1, 2001 and on the first day of each month thereafter, through and including September 1, 2010, Tenant shall pay to Landlord, as Additional Rent pursuant to Article 57 of the Lease, the sum of THREE THOUSAND SIXTY EIGHT AND 15/100 Dollars ($3,068.15) per month beginning February 1, 2001 and ending September 1, 2010. An amortization schedule is attached hereto as Exhibit A and incorporated into this Agreement by reference.
     4. As of the date hereof, Tenant has accepted possession of the Premises “as is,” the Lease is in full force and effect in accordance with its terms, and there are no defaults thereunder on the part of either Landlord or Tenant.
     5. The effective date of this Amendment to Lease shall be February 1, 2001.
     6. Except as specifically modified hereby, the Lease shall remain in full force and effect in accordance with the terms contained therein and is hereby ratified, approved and confirmed in all respects. Any agreement, obligation or liability made, entered into or incurred by or on behalf of Landlord binds only its property and no shareholder, trustee, officer, director, employee, partner or agent of the Landlord assumes or shall be held to any liability therefor. The provisions of this Amendment to Lease shall be binding upon the parties hereto, their successors, and to the extent permitted under the Lease, their assigns.

     7. INTERPRETATION. The submission of this Amendment for examination does not constitute an agreement, an option or an offer, and this Amendment becomes effective only upon execution and delivery thereof by Landlord. Neither party shall have any legal obligation to the other in the event that the Amendment contemplated herein is not consummated for any reason. Discussions between the parties respecting the proposed Amendment described herein, shall not serve as a basis for a claim against either party or any officer, director or agent of either party. Captions and headings are for convenience and reference only and shall not in any way define, limit or describe the scope or content of any provision of this Amendment. Except as otherwise provided herein, capitalized terms shall have the same meaning as set forth in the Lease. Whenever in this Amendment (i) any printed portion, or any part thereof, has been stricken out, or (ii) any portion of the Lease (as the same may have been previously amended) or any part thereof, has been modified or stricken out, then, in either of such events, whether or not any replacement provision has been added, this Amendment and the Lease shall hereafter be read and construed as if the material so stricken out were not included, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein or in the Lease. The Exhibits referred to in this Amendment and attached hereto are a substantive part of this Amendment and are incorporated herein by reference.
     WITNESS the following signatures and seals.

ATTEST:	TENANT: BROADSOFT, INC.

/s/ Carol L. McKinney	By:	/s/ Michael Tessler

Secretary		Name:	Michael Tessler
		Title:	President and Chief Executive Officer
Tax I.D. Number: 52-2130962

ATTEST:	LANDLORD: SAUL HOLDINGS
LIMITED PARTNERSHIP
By: Saul Centers, Inc. General Partner

/s/ Landlord representative	By:	/s/ Philip D. Caraci		(SEAL)

Assistant Secretary		Philip D. Caraci, President

EXHIBIT A
AMORTIZATION SCHEDULE

Amortization Table
Initial Data

LOAN DATA		TABLE DATA

Loan amount:	$210,000.00	Table starts at date:	02/01/2001
Annual Interest rate:	12.000%	or at payment number:	1
Term in years:	9.66
Payments per year.	12
First payment due:	02/01/2001	36817.8

PERIODIC PAYMENT

Entered payment:		The table uses the calculated periodic payment amount, unless you enter a value for “Entered payment.”
Calculated payment:	$3068.15

CALCULATIONS

Use payment of:	$3068.15	Beginning balance at payment 1:	$210,000.00
1st payment in table:		Cumulative interest prior to payment 1:	$0.00

Table

	Payment	Beginning			Ending	Cumulative
No.	Date	Balance	Interest	Principal	Balance	Interest

1	02/01/2001	210,000.00	2,100.00	968.15	209,031.85	2,100.00
2	03/01/2001	209,031.85	2,090.32	977.83	208,054.02	4190.32
3	04/01/2001	208,054.02	2,080.54	987.61	207,066.41	6,270.86

4	05/01/2001	207,066.41	2,070.66	997.49	206,068.92	8,341.62
5	06/01/2001	206,068.92	2,060.69	1,007.46	205,061.46	10,402.21
6	07/01/2001	205,061.46	2,050.61	1,017.54	204,043.92	12,452.82

7	08/01/2001	204,043.92	2,040.44	1,027.71	203,016.21	14,493.26
8	09/01/2001	203,016.21	2,030.16	1,037.99	201,978.22	16,523.42
9	10/01/2001	201,978.22	2,019.78	1,048.37	200,929.85	18,543.20

10	11/01/2001	200,929.85	2,009.30	1,058.85	199,871.00	20,552.50
11	12/01/2001	199,871.00	1,998.71	1,069.44	198,801.56	22,551.21
12	01/01/2002	198,801.56	1,988.02	1,080.13	197,721.43	24,539.23

13	02/01/2002	197,721.43	1,977.21	1,090.94	196,630.49	26,516.44
14	03/01/2002	196,630.49	1,966.30	1,101.85	195,528.64	28,482.74
15	04/01/2002	195,528.64	1,955.29	1,112.86	194,415.78	30,438.03

16	05/01/2002	194,415.78	1,944.16	1,123.99	193,291.79	32,382.19
17	06/01/2002	193,291.79	1,932.92	1,135.23	192,156.56	34,315.11
18	07/01/2002	192,156.56	1,921.57	1,146.58	191,009.98	36,236.68

19	08/01/2002	191,009.98	1,910.10	1,158.05	189,851.93	38,146.78
20	09/01/2002	189,851.93	1,898.52	1,169.63	188,682.30	40,045.30
21	10/01/2002	188,682.30	1,886.82	1,181.33	187,500.97	41,932.12

22	11/01/2002	187,500.97	1,875.01	1,193.14	186,307.83	43,807.13
23	12/01/2002	186,307.83	1,863.08	1,205.07	185,102.76	45,670.21
24	01/01/2003	185,102.76	1,851.03	1,217.12	183,885.64	47,521.24

25	02/01/2003	183,885.64	1,838.86	1,229.29	182,656.35	49,360.10
26	03/01/2003	182,656.35	1,826.56	1,241.59	181,414.76	51,186.66
27	04/01/2003	181,414.78	1,814.15	1,254.00	180,160.76	53,000.81

EXHIBIT A
AMORTIZATION SCHEDULE

	Payment	Beginning			Ending	Cumulative
No.	Date	Balance	Interest	Principal	Balance	Interest

28	05/01/2003	180,160.76	1,801.61	1,266.54	178,894.22	54,802.42
29	06/01/2003	178,894.22	1,788.94	1,279.21	177,615.01	56,591.36
30	07/01/2003	177,615.01	1,776.15	1,292.00	176,323.01	58,367.51

31	08/01/2003	176,323.01	1,763.23	1,304.92	175,018.09	60,130.74
32	09/01/2003	175,018.09	1,750.18	1,317.97	173,700.12	61,880.92
33	10/01/2003	173,700.12	1,737.00	1,331.15	172,368.97	63,617.92

34	11/01/2003	172,368.97	1,723.69	1,344.48	171,024.51	65,341.61
35	12/01/2003	171,024.51	1,710.25	1,357.90	169,666.61	67,051.86
36	01/01/2004	169,666.61	1,696.67	1,371.48	168,295.13	68,748.53

37	02/01/2004	168,295.13	1,682.95	1,385.20	166,909.93	70,431.48
38	03/01/2004	166,909.93	1,669.10	1,399.05	165,510.88	72,100.58
39	04/01/2004	165,510.88	1,655.11	1,413.04	164,097.84	73,755.69

40	05/01/2004	164,097.84	1,640.98	1,427.17	162,670.87	75,396.67
41	06/01/2004	162,670.67	1,626.71	1,441.44	161,229.23	77,023.38
42	07/01/2004	161,229.23	1,612.29	1,455.86	159,773.37	78,635.67

43	08/01/2004	159,773.37	1,597.73	1,470.42	158,302.95	80,233.40
44	09/01/2004	158,302.95	1,583.03	1,485.12	156,817.83	81,816.43
45	10/01/2004	156,817.83	1,568.18	1,499.97	155,317.86	83,384.61

46	11/01/2004	155,317.86	1,553.18	1,514.97	153,802.89	84,937.79
47	12/01/2004	153,802.89	1,538.03	1,530.12	152,272.77	86,475.82
48	01/01/2005	152,272.77	1,522.73	1,545.42	150,727.35	87,998.55

49	02/01/2005	150,727.35	1,507.27	1,580.88	149,166.47	89,505.82
50	03/01/2005	149,166.47	1,491.66	1,576.49	147,589.98	90,997.48
51	04/01/2005	147,589.98	1,475.90	1,592.25	145,997.73	92,473.38

52	05/01/2005	145,997.73	1,459.98	1,608.17	144,389.66	93,933.36
53	06/01/2005	144,389.56	1,443.90	1,624.25	142,765.31	95,377.26
54	07/01/2005	142,765.31	1,427.65	1,640.50	141,124.81	96,804.91

55	08/01/2005	141,124.81	1,411.25	1,656.90	139,467.91	98,216.16
56	09/01/2005	139,467.91	1,394.68	1,673.47	137,794.44	99,610.84
57	10/01/2005	137,794.44	1,377.94	1,690.21	136,104.23	100,988.78

58	11/01/2005	136,104.23	1,361.04	1,707.11	134,397.12	102,349.82
59	12/01/2005	134,397.12	1,343.97	1,724.18	132,672.94	103,693.79
60	01/01/2006	132,672.94	1,326.73	1,741.42	130,931.52	105,020.52

61	02/01/2006	130,931.52	1,309.32	1,758.83	129,172.69	106,329.84
62	03/01/2006	129,172.69	1,291.73	1,776.42	127,396.27	107,621.57
63	04/01/2006	127,396.27	1,273.96	1,794.19	125,602.09	108,895.53

64	05/01/2006	125,602.08	1,256.02	1,812.13	123,789.95	110,151.55
65	06/01/2006	123,789.95	1,237.90	1,830.25	121,959.70	111,389.45
66	07/01/2006	121,959.70	1,219.60	1,848.55	120,111.15	112,609.05

67	08/01/2006	120,111.15	1,201.11	1,867.04	118,244.11	113,810.16
68	09/01/2006	118,244.11	1,182.44	1,885.71	116,358.40	114,992.60
69	10/01/2006	116,358.40	1,163.58	1,904.57	114,453.83	116,156.18

70	11/01/2006	114,453.83	1,144.54	1,923.61	112,530.22	117,300.72
71	12/01/2005	112,530.22	1,125.30	1,942.85	110,587.37	118,426.02
72	01/01/2007	110,587.37	1,105.87	1,962.28	108,625.09	119,531.89

73	02/01/2007	108,625.09	1,086.25	1,981.90	106,643.19	120,618.14
74	03/01/2007	106,643.19	1,066.43	2,001.72	104,641.47	121,684.57
75	04/01/2007	104,641.47	1,046.41	2,021.74	102,619.73	122,730.98

EXHIBIT A
AMORTIZATION SCHEDULE

	Payment	Beginning			Ending	Cumulative
No.	Date	Balance	Interest	Principal	Balance	Interest

76	05/01/2007	102,619.73	1,026.20	2,041.95	100,577.78	123,757.18
77	06/01/2007	100,577.78	1,005.78	2,062.37	98,515.41	124,762.96
78	07/01/2007	98,515.41	985.15	2,083.00	96,432.41	125,748.11

79	08/01/2007	96,432.41	964.32	2,103.83	94,328.58	126,712.43
80	09/01/2007	94,328.56	943.29	2,124.86	92,203.72	127,655.72
81	10/01/2007	92,203.72	922.04	2,146.11	90,057.61	128,577.76

82	11/01/2007	90,057.61	900.58	2,167.57	87,890.04	129,478.34
83	12/01/2007	87,890.04	878.90	2,189.25	85,700.79	130,357.24
84	01/01/2008	85,700.79	857.01	2,211.14	83,489.65	131,214.25

85	02/01/2008	83,489.65	834.90	2,233.25	81,256.40	132,049.15
86	03/01/2008	81,258.40	812.56	2,255.59	79,000.81	132,861.71
87	04/01/2008	79,000.81	790.01	2,278.14	76,722.67	133,651.72

88	05/01/2008	76,722.67	767.23	2,300.92	74,421.75	134,418.95
89	06/01/2008	74,421.75	744.22	2,323.93	72,097.32	135,163.17
90	07/01/2008	72,097.82	720.98	2,347.17	69,750.65	135,884.15

91	08/01/2008	69,750.65	697.51	2,370.64	67,380.01	136,581.66
92	09/01/2008	67,380.01	673.80	2,394.35	64,985.66	137,255.46
93	10/01/2008	64,985.66	649.86	2,418.29	62,567.37	137,905.32

94	11/01/2008	62,567.37	625.67	2,442.48	60,124.89	138,530.99
95	12/01/2008	60,124.89	601.25	2,466.90	57,657.99	139,132.24
96	01/01/2009	57,657.99	576.58	2,491.57	55,166.42	139,708.82

97	02/01/2009	55,166.42	551.66	2,516.49	52,649.93	140,260.46
98	03/01/2009	52,649.93	526.50	2,541.65	50,108.28	140,786.98
99	04/01/2009	50,108.28	501.08	2,567.07	47,541.21	141,288.06

100	05/01/2009	47,541.21	475.41	2,592.74	44,948.47	141,763.47
101	06/01/2009	44,948.47	449.48	2,618.67	42,329.80	142,212.95
102	07/01/2009	42,329.80	423.30	2,644.85	39,684.95	142,636.25

103	08/01/2009	39,684.95	396.85	2,671.30	37,013.65	143,033.10
104	09/01/2009	37,013.65	370.14	2,698.01	34,315.64	143,403.24
105	10/01/2009	34,315.64	343.16	2,724.99	31,590.65	143,746.40

106	11/01/2009	31,590.65	315.91	2,752.24	28,838.41	144,062.31
107	12/01/2009	28,838.41	288.38	2,779.77	26,058.64	144,350.69
108	01/01/2010	26,058.64	260.59	2,807.56	23,251.08	144,611.28

109	02/01/2010	23,251.08	232.51	2,835.84	20,415.44	144,843.79
110	03/01/2010	20,415.44	204.15	2,864.00	17,551.44	145,047.94
111	04/01/2010	17,551.44	175.51	2,892.64	14,658.80	145,223.45

112	05/01/2010	14,658.80	146.59	2,921.56	11,737.24	145,370.04
113	06/01/2010	11,737.24	117.37	2,950.78	8,786.46	145,487.41
114	07/01/2010	8,786.46	87.86	2,980.29	5,806.17	145,575.27

115	08/01/2010	5,806.17	58.06	3,010.09	2,796.05	145,633.33
116	09/01/2010	2,796.08	27.96	2,796.08	0.00	145,661.29